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                        MFS(R) CONVERTIBLE SECURITIES FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Funds Investment Adviser" section is hereby revised as follows: Effective April 1, 1998, Constantinos G. Mokas is the portfolio manager of the Fund. Mr. Mokas, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1990.

                 The date of this Supplement is April 1, 1998.